                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-642

                        SCUDDER INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       04/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Greater Europe Fund

Formerly Scudder Greater Europe Growth Fund

Semiannual Report to Shareholders

April 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. Additionally, the fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Finally, the fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2005

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, effective February 1, 2005, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class A, B and C reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on March 19, 2001 are derived from the historical performance of Class S shares of the Scudder Greater Europe Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class S is no longer available to investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.) Due to the Fund's recent inception of March 14, 2005, for the Institutional Class shares, performance data is not yet available.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/05
Scudder Greater Europe Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	9.69%	16.76%	6.59%	-3.80%	9.71%
Class B	9.24%	15.80%	5.72%	-4.57%	8.84%
Class C	9.33%	15.89%	5.75%	-4.54%	8.87%
MSCI Europe Index+	9.55%	18.30%	10.53%	.53%	9.30%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Greater Europe Fund — Class A [] MSCI Europe Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/05
Scudder Greater Europe Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,005	$11,414	$7,766	$23,817
	Average annual total return	10.05%	4.51%	-4.93%	9.07%
Class B	Growth of $10,000	$11,280	$11,617	$7,839	$23,322
	Average annual total return	12.80%	5.12%	-4.75%	8.84%
Class C	Growth of $10,000	$11,589	$11,826	$7,927	$23,386
	Average annual total return	15.89%	5.75%	-4.54%	8.87%
MSCI Europe Index+	Growth of $10,000	$11,830	$13,502	$10,267	$24,344
	Average annual total return	18.30%	10.53%	.53%	9.30%

The growth of $10,000 is cumulative.

+ The MSCI Europe Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of May 2005, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/05	$ 26.78	$ 26.45	$ 26.48	$ 26.81
3/14/05 (inception date of Institutional Class shares)	$ —	$ —	$ —	$ 28.63
10/31/04	$ 24.77	$ 24.38	$ 24.39	$ —
Distribution Information: Six Months (3/14/05 through 4/30/05 for Institutional Class): Income Dividends as of 4/30/05	$ .39	$ .19	$ .19	$ —
Class A Lipper Rankings — European Region Funds Category as of 4/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	71	of	113	63
3-Year	72	of	96	75

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is no longer available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

For the period from November 1, 2004 to January 31, 2005, shareholders redeeming Class S shares held less than six months had a lower total return due to the effect of the 2% redemption fee. To discourage short-term trading, effective February 1, 2005, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Greater Europe Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/05
Scudder Greater Europe Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	9.84%	17.01%	6.82%	-3.56%	10.00%
Class AARP	9.84%	17.01%	6.82%	-3.57%	9.99%
MSCI Europe Index+	9.55%	18.30%	10.53%	.53%	9.30%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 4/30/05	$ 26.79	$ 26.80
10/31/04	$ 24.81	$ 24.82
Distribution Information: Six Months: Income Dividends as of 4/30/05	$ .47	$ .47
Growth of an Assumed $10,000 Investment
[] Scudder Greater Europe Fund — Class S [] MSCI Europe Index+

Yearly periods ended April 30
Comparative Results as of 4/30/05
Scudder Greater Europe Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,701	$12,188	$8,340	$25,933
	Average annual total return	17.01%	6.82%	-3.56%	10.00%
Class AARP	Growth of $10,000	$11,701	$12,188	$8,336	$25,919
	Average annual total return	17.01%	6.82%	-3.57%	9.99%
MSCI Europe Index+	Growth of $10,000	$11,830	$13,502	$10,267	$24,344
	Average annual total return	18.30%	10.53%	.53%	9.30%

The growth of $10,000 is cumulative.

+ The MSCI Europe Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe. As of May 2005, the MSCI Europe Index consisted of the following 16 developed market country indices: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S Lipper Rankings — European Region Funds Category as of 4/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	68	of	113	60
3-Year	66	of	96	69
5-Year	56	of	68	82
10-Year	9	of	21	41

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher for Class A, B, C, AARP and S shares. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2005
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class**
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 1,096.90	$ 1,092.40	$ 1,093.30	$ 1,098.40	$ 1,098.40	$ 936.40
Expenses Paid per $1,000*	$ 7.49	$ 12.76	$ 12.04	$ 7.54	$ 7.18	$ 1.38
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S	Institutional Class**
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 1,017.65	$ 1,012.60	$ 1,013.29	$ 1,017.60	$ 1,017.95	$ 1,005.16
Expenses Paid per $1,000*	$ 7.20	$ 12.28	$ 11.58	$ 7.25	$ 6.90	$ 1.42

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S	Institutional Class**
Scudder Greater Europe Fund	1.44%	2.46%	2.32%	1.45%	1.38%	1.08%

** For the period March 14, 2005 (commencement of operations) to April 30, 2005.

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

In the following interview, Portfolio Manager Paras Anand discusses Scudder Greater Europe Fund's strategy and the market environment during the six-month period ended April 30, 2005.

Q:  How did the European markets perform during the semiannual period?

A:  Stocks in Europe produced a moderate gain and outperformed their global peers during the fund's semiannual reporting period. The MSCI Europe Index (the fund's benchmark) rose 9.55%, compared with a gain of 5.70% for the MSCI World Index (an unmanaged, capitalization-weighted measure of global stock markets, including the US, Canada, Europe, Australia and the Far East). Investors generally were encouraged by strong corporate earnings results, as companies continued to boost profits through cost-cutting and restructuring initiatives.1 Europe's relative performance also was helped by the fact that it has a relatively low representation of technology stocks — a group that underperformed significantly — compared with other areas of the world. Further, Europe has a relatively high representation of energy and basic materials companies, two areas that exhibited strong relative performance.

1 Restructuring refers to the divestment or shuttering or underperformance of assets, so that a company can better focus on the parts of its business that deliver higher returns.

The bulk of the gains for the period came during a sharp run-up that occurred at the end of 2004. In November and December, the MSCI Europe Index gained 7.34% and 4.23% in US dollar terms, respectively. The rally carried into the early weeks of 2005, but the environment subsequently turned more difficult as investors began to focus on prominent risk factors such as rising US interest rates, the potential for higher-than-expected inflation and the persistent strength in oil prices. The result was a small loss for the MSCI Europe Index during the second half of the reporting period, culminating with a decline of -2.53% in April.

On a sector basis, the best performers were defensive industries such as the utilities, consumer staples and health care sectors. By "defensive," we refer to areas of the market that tend to be less sensitive to the economy and which therefore tend to perform better when investors are concerned about the outlook for growth. Conversely, more economically sensitive areas such as information technology as well as automobile and other consumer discretionary stocks were laggards.2 This helps underscore the increasing focus on risk that has characterized the market environment in recent months.

2 Consumer discretionary stocks are those, such as home electronics, that are non-necessities and therefore more sensitive to economic conditions.

3 The Lipper European Region Funds category consists of funds that concentrate their investments in equity securities whose primary trading markets or operations are concentrated in the European Region or a single country within this region.

Q:  How did the fund perform?

A:  The total return of the fund's Class A shares for the six months ended April 30, 2005 was 9.69%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for the performance of other share classes and for more complete performance information.) While the fund beat its benchmark, it trailed the 10.14% average return of the 113 funds in its Lipper peer group, European Region Funds.3

As shareholders may know, our focus is on individual stock selection. We have constructed a portfolio of stocks that we believe are reasonably valued in relation to their growth stocks. Given our emphasis on research, we generally avoid the large index components that are heavily researched and where it is much more difficult for an investor to gain an "edge" over other market participants. We believe this approach helped us to generate outperformance during a period in which skittish investors sought out companies believed to have the most attractive fundamental underpinnings.

Q:  What factors helped and hurt fund performance?

A:  The portfolio's top three contributors for the period were Allied Domecq PLC (UK), Continental AG (Germany) and Paddy Power PLC (Ireland). Allied Domecq received a takeover bid from its competitors Fortune Brands and Perinout, and its shares rose sharply on the news. Continental, a German tire and auto parts company that is a long-term holding and one of the fund's largest overweight positions, reported strong results during March due in part to its ability to pass along higher raw materials costs to its customers.4 Paddy Power, meanwhile, is the largest Irish bookmaker. The company reported strong earnings in February, and the stock has performed very well for the fund. Other key contributors included Fortum Oyj (Finland), Lottomatica SpA (Italy) and Vinci SA (France). (As of April 30, 2005, the position in Lottomatica SpA has been sold.)

4 An "overweight" is a weighting in a stock, industry or country that is greater than the weighting in the benchmark; an "underweight" is a weighting less than the weight in the benchmark.

Performance was also helped by our stock selection in the soft consumer discretionary sector. We were able to avoid most of the weakness in autos, and instead were able to pick up performance through investments in stronger areas that included gambling and builder's merchants such as Grafton Group PLC (Ireland), which rose on news of the completion of a merger that is expected to help increase the company's market share, and Wolseley PLC (UK), which rose on the strength of strong earnings reports and analyst upgrades. The fund was also helped by our avoidance of semiconductor (computer chip) stocks. In our view, the outperformance we were able to generate in these areas helps underscore the importance of our focus on individual stock selection.

On the negative side, fund performance was hurt by the fund's position in Corus Group PLC, the UK steel company that declined on weakness in the steel industry overall. We like the company's growth prospects, however, so we continue to hold it in the fund's portfolio. Another large detractor from performance was our underweight in the large-cap pharmaceutical stock Roche Holding AG (France) and non-holding of GlaxoSmithKline plc (UK).5 Our enthusiasm for this group is limited due to its questionable growth prospects and our general avoidance of large-cap index components. This underweight helped when the group was weak in 2004, but investors' return to more defensive names in 2005 led to a rally in which we were not able to fully participate. We have no plans to increase the fund's weighting in this group in the near future. (As of April 30, 2005, the position in Roche Holding AG was sold.)

5 Since GlaxoSmithKline is a benchmark component and it was not held in the fund, the fund's relative performance suffered, given that the stock outperformed

Q:  What were some notable moves you made during the period?

A:  Among our more noteworthy decisions were the sales of Swatch Group AG (Switzerland) and Next PLC (UK), both of which are consumer stocks that reached what we believe were their fair valuations. In a weak consumer environment, we did not see a catalyst for these stocks to continue rising. In addition, in the case of Next, we felt that the company's store opening plan was too aggressive, and we sold the stock at a gain. With respect to Swatch, we believe the company is not investing enough in its higher-end brands and does not have enough of a shareholder focus. We elected to sell the stock at a loss, reflecting our overall preference for cutting our losses when we believe an investment story has become less attractive.

On the buy side, we added Swedish Match AB (Sweden), a smokeless tobacco company that we believe is undervalued in light of its ability to use its strong balance sheet to pursue growth opportunities. We purchased Astaldi SpA, the second largest construction company in Italy, which we believe is well-positioned to benefit from the 125 billion euro infrastructure program being rolled out by the government. We also bought shares in AP Moller-Maersk AS (Denmark), a global freight shipping concern with exposure to increasing global trade and the higher volume of goods moving through the longer trade routes between Asia and the Americas. Other notable additions were Imperial Chemical Industries PLC, a UK chemical company that we believe offers an attractive restructuring story; Investor AB, a Swedish financial holding company; Techem AG, a German business services concern; Schibsted ASA, a Norwegian media company; and TDC AS, a Danish telecommunications stock we believe is undervalued.

Q:  What is your long-term view of the relative attractiveness of the European markets?

A:  The near-term outlook for Europe is clouded, and we believe this will have an impact on market performance in the months ahead. There are two main reasons for the uncertain outlook. First, economic growth on the Continent continues to lag growth in other parts of the world. The consumer sector remains very sluggish, due primarily to the high levels of unemployment that have resulted from restrictive labor policies. In addition, the strong euro has pressured the export sector by making European goods and services more expensive for foreign consumers. Second, the outlook for corporate earnings is murky. Companies have been reporting solid results overall, but a large part of this has been the result of cost-cutting — a process that appears to have run much of its course. With top-line revenue growth tepid due to the sluggish economic backdrop, investors see little catalyst for rising earnings.

These factors may indeed hamper market performance in the short term. However, we believe there are several reasons why the foundation is in place for the European markets to outperform the broader global markets in the next three to five years:

Stocks in Europe generally are selling at less expensive valuations than stocks in the US and the UK, meaning that there may be room for stocks to outperform if this gap can close.6

6 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its true worth, or overvalued, which means that it trades at a more expensive price than its underlying worth.

A catalyst exists for the valuation gap to narrow in the form of the strengthening "equity culture" in Europe. By this, we mean companies are becoming increasingly shareholder-friendly, inefficient ownership structures are being broken down and accounting practices are becoming less opaque. All of these developments represent long-term positives for stock prices, in our view.

European consumers do not face the same debt burden as consumers in the UK and US. This means that in the event of a labor market improvement, the potential impact on the economy should be meaningful since consumers will have less of a burden from their mortgages and other household debt.

The accession of new, faster-growing countries to the European Union not only creates a larger market for European companies, but it also stands to improve overall productivity by giving corporations the opportunity to move their production facilities to areas where labor is less expensive.

Finally, Europe presents an extremely diverse set of investment opportunities for bottom-up stock pickers such as ourselves, due in part to the growing presence of small- and mid-sized companies in the region's markets.

We believe the evolution of these important long-term themes provides an excellent underpinning for investment in European equities over the next three to five years. Although we expect that it will be difficult to achieve significant near-term gains simply by taking a broad-based index-oriented approach, we continue to find a number of individual stocks that offer a combination of strong growth potential and attractive valuations. Given our focus on individual company research, we welcome an environment in which stock selection is likely to be critical to generating outperformance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2005

Geographical Diversification (Excludes Securities Lending Collateral and Cash Equivalents)	4/30/05	10/31/04

United Kingdom	28%	35%
Germany	15%	11%
France	13%	13%
Sweden	7%	—
Italy	7%	9%
Switzerland	6%	10%
Finland	5%	—
Netherlands	4%	7%
Norway	4%	4%
Ireland	3%	3%
Spain	—	3%
Other	8%	5%
	100%	100%
Sector Diversification (As a % of Common Stocks)	4/30/05	10/31/04

Financials	27%	24%
Industrials	18%	16%
Consumer Discretionary	13%	22%
Energy	9%	10%
Materials	7%	4%
Information Technology	7%	—
Consumer Staples	6%	6%
Utilities	6%	5%
Health Care	4%	5%
Telecommunication Services	3%	6%
Other	—	2%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2005 (25.6% of Net Assets)
1. UBS AG (Registered) Provider of commercial and investment banking services	Switzerland	3.2%
2. Eni SpA Provider of oilfield and engineering services	Italy	3.2%
3. BP PLC Exporter and producer of oil and natural gas	United Kingdom	2.6%
4. ING Groep NV Provider of financial services to individuals, corporations and other institutions	Netherlands	2.6%
5. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	2.5%
6. E.ON AG Distributor of electricity to commercial and residential customers	Germany	2.5%
7. Sanofi-Aventis Manufactures prescription pharmaceuticals	France	2.5%
8. Axa Provider of various insurances	France	2.3%
9. Allied Domecq PLC Operates spirits, wine and quick service restaurants	United Kingdom	2.1%
10. Wolseley PLC Distributes bathroom materials, heating and plumbing supplies	United Kingdom	2.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2005 (Unaudited)

	Shares	Value ($)

Common Stocks 98.8%
Denmark 3.6%
A P Moller — Maersk AS	1,024	9,048,717
TDC AS (d)	183,161	7,823,874
(Cost $16,759,294)		16,872,591
Finland 4.5%
Fortum Oyj (d)	545,762	8,262,782
Neste Oil Oyj* (d)	258,120	5,766,319
Sampo Oyj "A"	536,322	7,478,648
(Cost $22,348,408)		21,507,749
France 12.8%
Axa (d)	452,646	11,158,640
BNP Paribas SA	129,138	8,509,338
CapGemini SA*	151,328	4,714,610
Sanofi-Aventis	132,775	11,757,299
Thomson SA	383,120	9,451,230
Vinci SA (d)	56,919	8,551,790
Vivendi Universal SA* (d)	235,980	7,010,811
(Cost $54,968,039)		61,153,718
Germany 14.7%
Bilfinger Berger AG	112,375	5,269,787
Continental AG	129,396	9,532,840
Deutsche Post AG	320,629	7,507,179
E.ON AG (d)	140,892	11,875,544
HeidelbergCement AG*	8,719	506,024
Hochtief AG	108,913	3,242,311
Hypo Real Estate Holdings AG*	215,955	8,967,982
Linde AG	85,780	5,680,133
Schering AG	85,864	5,667,817
Techem AG*	110,958	4,580,395
Wincor Nixdorf AG	91,447	7,387,750
(Cost $59,191,857)		70,217,762
Greece 2.9%
Babis Vovos International Construction SA	101,887	1,768,286
EFG Eurobank Ergasias*	131,514	3,964,126
Public Power Corp.	303,912	8,163,155
(Cost $14,083,693)		13,895,567
Ireland 3.4%
Grafton Group PLC*	714,140	8,112,853
Paddy Power PLC	474,464	8,276,133
(Cost $12,304,776)		16,388,986
Italy 6.5%
Assicurazioni Generali SpA	223,758	6,886,397
Astaldi SpA	1,083,903	6,422,624
Beni Stabili SpA	2,763,320	2,817,879
Eni SpA (d)	599,564	15,058,030
(Cost $23,916,514)		31,184,930
Luxembourg 1.4%
SES Global* (Cost $6,333,258)	479,256	6,560,823
Netherlands 3.9%
ING Groep NV	451,380	12,376,166
Koninklijke Ahold NV*	818,335	6,210,387
(Cost $14,739,112)		18,586,553
Norway 3.7%
DNB NOR ASA (d)	627,404	5,985,763
Norsk Hydro ASA (d)	90,615	7,138,436
Schibsted ASA (d)	192,106	4,566,850
(Cost $15,972,190)		17,691,049
Sweden 7.0%
ForeningsSparbanken AB (d)	198,567	4,673,083
Investor AB "B"	533,387	6,987,991
SKF AB "B"*	91,808	3,870,361
Swedish Match AB (d)	423,210	4,994,217
Telefonaktiebolaget LM Ericsson "B"* (d)	2,504,342	7,426,372
Volvo AB "B" (d)	131,650	5,340,364
(Cost $33,428,042)		33,292,388
Switzerland 6.1%
Clariant AG (Registered)	556,813	8,719,314
Syngenta AG*	51,350	5,311,653
UBS AG (Registered) (d)	187,870	15,062,969
(Cost $29,170,594)		29,093,936
United Kingdom 28.3%
Allied Domecq PLC	773,172	10,125,067
AstraZeneca PLC	68,570	3,006,641
Bovis Homes Group PLC	287,014	3,405,473
BP PLC	1,221,920	12,446,717
Corus Group PLC*	4,702,940	3,921,782
Hays PLC	2,274,811	5,678,249
Imperial Chemical Industries PLC*	1,557,434	7,517,119
InterContinental Hotels Group PLC	465,246	5,528,178
Land Securities Group PLC	249,280	6,346,864
MyTravel Group PLC "A"*	34,772,940	3,293,995
O2 PLC*	3,284,900	7,379,552
Prudential PLC	944,930	8,521,359
Reuters Group PLC	1,044,320	7,690,423
Rio Tinto PLC	265,759	8,014,851
Rolls-Royce Group PLC*	1,366,970	6,204,272
Rolls-Royce Group PLC "B"	68,348,500	130,354
Royal Bank of Scotland Group PLC*	403,160	12,163,816
Standard Chartered PLC	290,088	5,231,042
Tesco PLC	1,459,929	8,615,946
Wolseley PLC	490,307	9,861,129
(Cost $127,618,411)		135,082,829
Total Common Stocks (Cost $430,834,188)		471,528,881

Securities Lending Collateral 24.0%
Scudder Daily Assets Fund Institutional, 2.94% (c)(e) (Cost $114,567,191)	114,567,191	114,567,191

Cash Equivalents 0.9%
Scudder Cash Management QP Trust, 2.81% (b) (Cost $4,248,470)	4,248,470	4,248,470
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $549,649,849) (a)	123.7	590,344,542
Other Assets and Liabilities, Net	(23.7)	(113,085,481)
Net Assets	100.0	477,259,061

* Non-income producing security.

(a) The cost for federal income tax purposes was $550,798,691. At April 30, 2005, net unrealized appreciation for all securities based on tax cost was $39,545,851. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $49,671,759 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,125,908.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) All or a portion of these securities were on loan. The value of all securities loaned at April 30, 2005 amounted to $104,803,844, which is 22.0% of total net assets.

(e) Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $430,834,188) — including $104,803,844 of securities loaned	$ 471,528,881
Investment in Scudder Daily Assets Fund Institutional (cost $114,567,191)*	114,567,191
Investment in Scudder Cash Management QP Trust (cost $4,248,470)	4,248,470
Total investments in securities, at value (cost $549,649,849)	590,344,542
Receivable for investments sold	7,115,371
Dividends receivable	5,173,410
Interest receivable	190,509
Receivable for Fund shares sold	112,220
Foreign taxes recoverable	560,709
Other assets	21,958
Total assets	603,518,719
Liabilities
Payable for investments purchased	10,309,147
Payable upon return of securities loaned	114,567,191
Payable for Fund shares redeemed	233,265
Accrued management fee	297,788
Other accrued expenses and payables	852,267
Total liabilities	126,259,658
Net assets, at value	$ 477,259,061
Net Assets
Net assets consist of: Undistributed net investment income	4,379,320
Net unrealized appreciation (depreciation) on: Investments	40,694,693
Foreign currency related transactions	41,233
Accumulated net realized gain (loss)	(167,508,184)
Paid-in capital	599,651,999
Net assets, at value	$ 477,259,061

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($101,887,930 ÷ 3,804,195 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 26.78
Maximum offering price per share (100 ÷ 94.25 of $26.78)	$ 28.41

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($11,297,964 ÷ 427,171 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 26.45

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,708,655 ÷ 253,350 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 26.48
Class AARP Net Asset Value, offering and redemption price(a) per share ($3,871,219 ÷ 144,527 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 26.79
Class S Net Asset Value, offering and redemption price(a) per share ($337,010,933 ÷ 12,574,950 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 26.80

Institutional Class

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($16,482,360 ÷ 614,896 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)

$ 26.81

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,036,235)	$ 9,178,868
Interest — Scudder Cash Management QP Trust	49,873
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	303,144
Total Income	9,531,885
Expenses: Management fee	1,837,101
Services to shareholders	588,078
Distribution service fees	64,829
Custodian and accounting fees	242,202
Auditing	47,108
Legal	11,613
Directors' fees and expenses	12,743
Reports to shareholders	24,560
Registration fees	29,793
Other	7,560
Total expenses before expense reductions	2,865,587
Expense reductions	(55,331)
Total expenses after expense reductions	2,810,256
Net investment income (loss)	6,721,629
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	48,764,355
Foreign currency related transactions	169,424
48,933,779
Net unrealized appreciation (depreciation) during the period on: Investments	(29,207,092)
Foreign currency related transactions	(33,665)
(29,240,757)
Net gain (loss) on investment transactions	19,693,022
Net increase (decrease) in net assets resulting from operations	$ 26,414,651

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2005 (Unaudited)	Year Ended October 31, 2004
Operations: Net investment income (loss)	$ 6,721,629	$ 4,247,137
Net realized gain (loss) on investment transactions	48,933,779	63,502,552
Net unrealized appreciation (depreciation) during the period on investment transactions	(29,240,757)	(4,086,162)
Net increase (decrease) in net assets resulting from operations	26,414,651	63,663,527
Distributions to shareholders from: Net investment income: Class A	(19,009)	(24,959)
Class B	(2,855)	(505)
Class C	(5,335)	(853)
Class AARP	(51,214)	(28,480)
Class S	(6,277,943)	(4,591,049)
Fund share transactions: Proceeds from shares sold	40,265,119	30,278,005
Net Assets acquired in tax free reorganization	127,802,875	—
Reinvestment of distributions	5,911,390	4,260,197
Cost of shares redeemed	(68,808,574)	(116,079,349)
Redemption fees	9,488	31,771
Net increase (decrease) in net assets from Fund share transactions	105,180,298	(81,509,376)
Increase (decrease) in net assets	125,238,593	(22,491,695)
Net assets at beginning of period	352,020,468	374,512,163
Net assets at end of period (including undistributed net investment income of $4,379,320 and $4,014,047, respectively)	$ 477,259,061	$ 352,020,468

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 24.77	$ 21.16	$ 18.06	$ 22.13	$ 25.79
Income (loss) from investment operations: Net investment income (loss)[c]	.43[f]	.23	.18	.06	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.97	3.61	2.99	(4.09)	(3.65)
Total from investment operations	2.40	3.84	3.17	(4.03)	(3.66)
Less distributions from: Net investment income	(.39)	(.23)	(.07)	(.04)	—
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 26.78	$ 24.77	$ 21.16	$ 18.06	$ 22.13
Total Return (%)[d]	9.69e**	18.21[e]	17.59[e]	(18.29)	(14.19)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	102	1	2	1.72
Ratio of expenses before expense reductions (%)	1.52*	1.66	1.65	1.66	1.64*
Ratio of expenses after expense reductions (%)	1.44*	1.64	1.65	1.66	1.64*
Ratio of net investment income (loss) (%)	1.61[g]	.98	1.02	.25	(.07)*
Portfolio turnover rate (%)	155*	104	71	89	104

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period from March 19, 2001 (commencement of operations of Class A shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

[f] Net investment income per share includes non-recurring dividend income amounting to $.12 per share.

[g] The ratio for the six months ended April 30, 2005 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended October 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 24.38	$ 20.84	$ 17.85	$ 22.02	$ 25.79
Income (loss) from investment operations: Net investment income (loss)[c]	.30[f]	.04	.05	(.10)	(.13)
Net realized and unrealized gain (loss) on investment transactions	1.96	3.54	2.94	(4.07)	(3.64)
Total from investment operations	2.26	3.58	2.99	(4.17)	(3.77)
Less distributions from: Net investment income	(.19)	(.04)	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 26.45	$ 24.38	$ 20.84	$ 17.85	$ 22.02
Total Return (%)[d]	9.24e**	17.20[e]	16.75	(18.97)	(14.62)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11.37		.24	.25	.05
Ratio of expenses before expense reductions (%)	2.62*	2.54	2.45	2.46	2.44*
Ratio of expenses after expense reductions (%)	2.46*	2.49	2.45	2.46	2.44*
Ratio of net investment income (loss) (%)	1.10[g]	.13	.22	(.55)	(.87)*
Portfolio turnover rate (%)	155*	104	71	89	104

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period from March 19, 2001 (commencement of operations of Class B shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

[f] Net investment income per share includes non-recurring dividend income amounting to $.12 per share.

[g] The ratio for the six months ended April 30, 2005 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended October 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 24.39	$ 20.84	$ 17.86	$ 22.01	$ 25.79
Income (loss) from investment operations: Net investment income (loss)[c]	.32[f]	.05	.04	(.10)	(.11)
Net realized and unrealized gain (loss) on investment transactions	1.96	3.54	2.94	(4.05)	(3.67)
Total from investment operations	2.28	3.59	2.98	(4.15)	(3.78)
Less distributions from: Net investment income	(.19)	(.04)	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	—
Net asset value, end of period	$ 26.48	$ 24.39	$ 20.84	$ 17.86	$ 22.01
Total Return (%)[d]	9.33e**	17.25	16.69	(18.86)	(14.66)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7.74		.36	.28	.06
Ratio of expenses before expense reductions (%)	2.39*	2.45	2.45	2.43	2.42*
Ratio of expenses after expense reductions (%)	2.32*	2.45	2.45	2.43	2.42*
Ratio of net investment income (loss) (%)	1.17[g]	.17	.22	(.52)	(.85)*
Portfolio turnover rate (%)	155*	104	71	89	104

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period from March 19, 2001 (commencement of operations of Class C shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

[f] Net investment income per share includes non-recurring dividend income amounting to $.12 per share.

[g] The ratio for the six months ended April 30, 2005 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended October 31,	2005[a]	2004	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 24.81	$ 21.21	$ 18.10	$ 22.17	$ 31.14	$ 32.02
Income (loss) from investment operations: Net investment income (loss)[c]	.44[e]	.27	.23	.11	.06	(.03)
Net realized and unrealized gain (loss) on investment transactions	2.01	3.61	3.00	(4.11)	(7.82)	(.85)
Total from investment operations	2.45	3.88	3.23	(4.00)	(7.76)	(.88)
Less distributions from: Net investment income	(.47)	(.28)	(.12)	(.07)	(.01)	—
Net realized gains on investment transactions	—	—	—	—	(1.20)	—
Total distributions	(.47)	(.28)	(.12)	(.07)	(1.21)	—
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 26.79	$ 24.81	$ 21.21	$ 18.10	$ 22.17	$ 31.14
Total Return (%)	9.84d**	18.36[d]	17.93[d]	(18.10)	(26.01)	(2.75)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	2	2	3	1
Ratio of expenses before expense reductions (%)	1.57*	1.65	1.45	1.38	1.37	1.35*
Ratio of expenses after expense reductions (%)	1.45*	1.47	1.45	1.38	1.37	1.35*
Ratio of net investment income (loss) (%)	1.60[f]	1.15	1.22	.53	.24	(.09)**
Portfolio turnover rate (%)	155*	104	71	89	104	72

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to October 31, 2000.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Net investment income per share includes non-recurring dividend income amounting to $.12 per share.

[f] The ratio for the six months ended April 30, 2005 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
Years Ended October 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 24.82	$ 21.21	$ 18.11	$ 22.17	$ 31.14	$ 28.13
Income (loss) from investment operations: Net investment income (loss)[b]	.45[e]	.27	.23	.11	.06	.07
Net realized and unrealized gain (loss) on investment transactions	2.00	3.62	2.99	(4.10)	(7.82)	3.12
Total from investment operations	2.45	3.89	3.22	(3.99)	(7.76)	3.19
Less distributions from: Net investment income	(.47)	(.28)	(.12)	(.07)	(.01)	(.08)
Net realized gains on investment transactions	—	—	—	—	(1.20)	(.10)
Total distributions	(.47)	(.28)	(.12)	(.07)	(1.21)	(.18)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 26.80	$ 24.82	$ 21.21	$ 18.11	$ 22.17	$ 31.14
Total Return (%)	9.84c**	18.41[c]	17.87[c]	(18.09)	(25.97)	11.31
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	337	347	369	421	721	1,410
Ratio of expenses before expense reductions (%)	1.40*	1.53	1.45	1.38	1.37	1.42[d]
Ratio of expenses after expense reductions (%)	1.38*	1.46	1.45	1.38	1.37	1.42[d]
Ratio of net investment income (loss) (%)	1.64[f]	1.16	1.22	.53	.24	.22
Portfolio turnover rate (%)	155*	104	71	89	104	72

[a] For the six months ended April 30, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratio of operating expenses excluding costs incurred in connection with a fund complex reorganization was 1.41%.

[e] Net investment income per share includes non-recurring dividend income amounting to $.12 per share.

[f] The ratio for the six months ended April 30, 2005 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class
2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 28.63
Income (loss) from investment operations: Net investment income (loss)	.06
Net realized and unrealized gain (loss) on investment transactions	(1.88)
Total from investment operations	(1.82)
Redemption fees	.00***
Net asset value, end of period	$ 26.81
Total Return (%)	(6.36)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16
Ratio of expenses (%)	1.08*
Ratio of net investment income (loss) (%)	4.28[b]
Portfolio turnover rate (%)	155*

[a] For the period from March 14, 2005 (commencement of operations of Institutional Class shares) to April 30, 2005 (Unaudited).

[b] The ratio for the period ending April 30, 2005 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Greater Europe Fund (the "Fund"), formerly, Scudder Greater Europe Growth Fund, is a non-diversified series of the Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.) As of March 14, 2005, Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for significant events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2004 the Fund had a net tax basis capital loss carryforward of approximately $215,233,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($92,113,000), October 31, 2010 ($87,874,000) and October 31, 2011 ($35,246,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. For the period from November 1, 2004 to January 31, 2005, the redemption or exchange of shares held by Class S shareholders for less than six months was assessed a fee of 2% of the total amount redeemed or exchanged. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $307,063,545 and $325,859,125, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), a wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is as follows:

From November 1, 2004 to March 13, 2005, the management fee was computed and accrued daily and payable monthly at the following rates:

First $1 billion of the Fund's average daily net assets	1.00%
Next $500 million of such net assets	0.90%
Next $500 million of such net assets	0.85%
Over $2 billion of such net assets	0.80%

Effective March 14, 2005, the new management fee was computed and accrued daily and payable monthly at the following rates:

First $250 million of the Fund's average daily net assets	0.75%
Next $750 million of such net assets	0.72%
Next $1.5 billion of such net assets	0.70%
Next $2.5 billion of such net assets	0.68%
Next $2.5 billion of such net assets	0.65%
Next $2.5 billion of such net assets	0.64%
Next $2.5 billion of such net assets	0.63%
Over $12.5 billion of such net assets	0.62%

Accordingly, for the six months ended April 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.91% of the Fund's average daily net assets.

Effective October 1, 2003 through February 28, 2006 (Institutional Class commencement of operations March 14, 2005 through February 28, 2006), the Advisor has agreed to contractually waive a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.465%, 1.48%, 1.47%, 1.455% and 1.455% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees, and organizational and offering expenses).

Effective March 14, 2005, the operating expenses of each class were changed to 1.17%, 1.45%, 1.29%, 1.45%, and 1.20% of average daily net assets for Class A, B, C, AARP and S, respectively. In addition, effective March 14, 2005, the operating expenses of the Institutional Class are 1.10% of average daily net assets.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and Institutional Class shares of the Fund. Scudder Service Corporation ("SSC"), also an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2005
Class A	$ 29,224	$ 11,617	$ 15,881
Class B	9,902	2,646	5,440
Class C	3,942	799	2,331
Class AARP	7,209	1,920	2,977
Class S	398,279	35,739	105,776
Institutional Class	8	—	8
	$ 448,564	$ 52,721	$ 132,413

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended April 30, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $103,190, of which $32,300 is unpaid at April 30, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2005
Class B	$ 12,802	$ 6,952
Class C	8,989	4,183
	$ 21,791	$ 11,135

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2005	Annualized Effective Rate
Class A	$ 35,775	$ 22,776.25%
Class B	4,267	2,335.25%
Class C	2,996	1,406.25%
	$ 43,038	$ 26,517

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2005 aggregated $1,622.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2005, the CDSC for Class B and C shares aggregated $5,348 and $834, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2005, SDI received $0.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor a retainer fee plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general use of AARP and its members.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $214 and $145, respectively.

D. Expense Reductions

For the six months ended April 30, 2005, the Advisor agreed to reimburse the Fund $2,610, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	98,377	$ 2,720,546	57,962	$ 1,362,378
Class B	42,950	1,150,671	41,398	959,543
Class C	34,669	947,649	30,119	697,324
Class AARP	54,325	1,484,116	55,961	1,300,900
Class S	644,433	17,406,610	1,099,377	25,957,860
Institutional Class	614,306	16,555,527	—	—
		$ 40,265,119		$ 30,278,005
Shares issued in tax-free reorganization
Class A	3,816,985	$ 109,244,440	—	$ —
Class B	422,499	11,956,441	—	—
Class C	232,447	6,585,095	—	—
Institutional Class	590	16,899	—	—
		$ 127,802,875		$ —
Shares issued to shareholders in reinvestment of distributions
Class A	573	$ 15,447	944	$ 21,859
Class B	106	2,830	21	477
Class C	184	4,922	31	704
Class AARP	1,758	47,341	1,168	27,057
Class S	216,729	5,840,850	181,783	4,210,100
		$ 5,911,390		$ 4,260,197
Shares redeemed
Class A	(158,449)	$ (4,365,275)	(120,427)	$ (2,830,707)
Class B	(53,500)	(1,444,799)	(37,755)	(874,747)
Class C	(44,465)	(1,198,161)	(17,080)	(397,602)
Class AARP	(17,769)	(485,048)	(60,942)	(1,405,503)
Class S	(2,271,975)	(61,315,291)	(4,704,799)	(110,570,790)
		$ (68,808,574)		$ (116,079,349)
Redemption Fees		$ 9,488		$ 31,771
Net increase (decrease)
Class A	3,757,486	$ 107,615,193	(61,521)	$ (1,414,699)
Class B	412,055	11,665,143	3,664	85,273
Class C	222,835	6,343,217	13,070	300,426
Class AARP	38,314	1,046,478	(3,813)	(77,546)
Class S	(1,410,813)	(38,062,159)	(3,423,639)	(80,402,830)
Institutional Class	614,896	16,572,426	—	—
		$ 105,180,298		$ (81,509,376)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Acquisition of Assets

On March 11, 2005, the Fund acquired all of the net assets of Scudder New Europe Fund pursuant to a plan of reorganization approved by shareholders on February 24, 2005. The acquisition was accomplished by a tax-free exchange of 9,508,410 Class A shares, 1,110,292 Class B shares, 602,878 Class C shares and 1,478 Institutional Class shares of Scudder New Europe Fund, respectively, for 3,816,985 Class A shares, 422,499 Class B shares, 232,447 Class C shares and 590 Institutional Class shares of Scudder Greater Europe Fund, respectively, outstanding on March 11, 2005. Scudder New Europe Fund's net assets at that date of $127,802,875, including $22,576,492 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $390,804,157. The combined net assets of the Fund immediately following the acquisition were $518,607,032.

Investment Management Agreement Approval

At its December 13, 2004 meeting, the Trust's Board considered a proposal by Deutsche Investment Management Americas Inc. (the "Advisor"), the investment advisor to the Greater Europe Fund (the "Fund"), that the Fund acquire the assets and assume the liabilities of Scudder New Europe Fund, Inc., which we refer to as a "merger" between the similar funds. In connection with the proposed merger, the Advisor proposed that the Board approve for the Fund a new, more favorable management fee schedule designed to reflect additional economies of scale attributable to the larger asset size of the Fund resulting from the merger.

The Board normally considers the renewal of the Fund's investment management agreement annually pursuant to a comprehensive review process that most recently concluded at the Board's August 10, 2004 meeting. The Advisor's proposal for a new management fee schedule in connection with the merger was made on December 13, 2004. As the Advisor represented to the Board that the new fee schedule would have no effect on the quality or nature of the services provided by the Advisor to the Fund or any other factors considered by the Board in connection with their August 10, 2004 renewal, the scope of the Board's review of the investment management agreement was limited to the consideration of the new management fee schedule. The Board concluded that the economies of scale to be enjoyed by the Advisor as a result of the merger were appropriately reflected by the proposed management fee schedule and determined to approve the new investment management agreement, which would take effect upon completion of the Fund's merger. The Board will conduct its annual comprehensive review of the Advisor's investment management agreement for the Fund in the summer of 2005.

Account Management Resources

For shareholders of Classes A, B, C and Institutional

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SERAX	SERBX	SERCX	SERNX
CUSIP Number	811165-695	811165-687	811165-679	811165-612
Fund Number	477	677	777	1477

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SGEGX	SCGEX
Fund Number	177	077
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

September 2004

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Greater Europe
                                    Fund, a series of
                                    Scudder International
                                    Fund, Inc.

By:                                 /s/ Julian Sluyters

                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 1, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Greater Europe
                                    Fund, a series of
                                    Scudder International
                                    Fund, Inc.

By:                                 /s/ Julian Sluyters

                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 1, 2005

By:                                 /s/ Paul Schubert

                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               July 1, 2005